                                                                  Exhibit 10.8.2

                           STOCK TRANSFER AGREEMENT
                           ------------------------

     THIS STOCK TRANSFER AGREEMENT (the "Stock Transfer Agreement"), is made this ___ day of ____________, 2000, by and among Numatics, Incorporated, a Michigan corporation (the "Company") and __________________ (the "Grantee").

                                  WITNESSETH:


     WHEREAS, the Grantee and the Company are parties to that certain Stock Option Agreement (the "Option Agreement") pursuant to which the Grantee was granted an option to purchase shares of the Company's common stock pursuant to the terms and conditions of the Option Agreement; and

     WHEREAS, on the date hereof, the Grantee has elected to exercise its option to purchase shares of the Company's common stock; and

  WHEREAS, the execution and delivery of this Agreement is a condition precedent to the obligations of the Company under the Option Agreement, and the Grantee is executing and delivering this Agreement in satisfaction of such condition precedent.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                                   ARTICLE I
                          DISPOSITIONS OF SECURITIES
                          --------------------------

     1.1  Restriction on Disposition Generally.  The Grantee shall not Dispose
          ------------------------------------
of any of the Securities of the Company, whether now owned or hereafter acquired, unless such Disposition is in strict compliance with this Agreement.

     1.2  Securities Transfer Book(s).
          ---------------------------

     (a) The Company shall maintain at its principal executive office securities transfer book(s) in which shall be recorded, among other things, the name and address of each record holder of Securities of the Company and the number of shares or comparable information of each class series, or type of Securities of the Company owned by each such record holder.

     (b) No transfer or issuance of Securities of the Company shall be valid or effective unless made in strict compliance with this Agreement.

     (c) The Company shall not register a transfer of Securities unless such transfer is in strict compliance with the provisions of this Agreement. The Company may refuse to register a transfer of Securities of the Company until it shall have received such evidence of compliance with this Agreement as may be reasonably requested by it. The Company and the Grantee shall be entitled to regard the registered holder of the Securities as appearing on the securities transfer book(s) of the Company as the actual owner thereof for all purposes.

     (d) The Grantee shall be entitled to inspect the securities transfer book(s) maintained by the Company pursuant to this Section 1.2 during normal business hours upon reasonable advance notice to the Company.

                                  ARTICLE II
                    RESTRICTIONS ON DISPOSITIONS BY GRANTEE
                    ---------------------------------------

     2.1  General Restrictions.  The Grantee shall not Dispose of any Securities
          --------------------
of the Company, now owned or hereafter acquired, except as permitted under Sections 2.2, 2.3 or 2.4 hereof, unless (i) the Company consent in writing to such Disposition and approve the proposed transferee of such Securities and (ii) the proposed transferee executes and delivers to the Company a Supplement hereto.

     2.2  Exceptions to General Restrictions.  The Grantee may Dispose of
          ----------------------------------
Securities of the Company without compliance with the provisions of Section 2.1, only as follows:

          (a) pursuant to the optional purchase or redemption of such Securities as provided in Section 2.3 hereof; or

          (b)  pursuant to a Registered Public Offering of such Securities; or

          (c) pursuant to an Open Market Transaction following the occurrence of a Registered Public Offering of such Securities; or

          (d) to a revocable trust if the grantor, initial and sole trustee, and sole beneficiary of the trust during the lifetime of the Grantee is such Grantee, if the trust (i) executes and delivers to the Company a Supplement hereto (for the purposes of Sections 2.3 and 2.4 hereof the Securities held by the trust will be deemed owned by the transferring Grantee) and (ii) satisfies the requirements of Section 6.11 hereof, if applicable.

          Any Dispositions by an Grantee pursuant to Section 2.2(b) or (c) shall be made free of any other restriction imposed by this Agreement upon such Disposition or upon any proposed transferee, and no direct or indirect transferee shall thereafter be subject to any restriction imposed by this Agreement.

          2.3  Optional Buy-Sell Agreements.
               ----------------------------

          (a)  Upon the occurrence of the following events with respect to an
     Grantee:

               (i)    death;

               (ii)   Total and Permanent Disability;

               (iii)  Involuntary Discharge;

               (iv)   Retirement;

               (v)    Resignation;

               (vi) any transfer of Securities owned by the Grantee by operation of law, including by way of example and not of limitation, pursuant to any court or governmental order or by attachment, execution or similar process, or pursuant to a divorce decree; or

               (vii) the filing of a petition under any bankruptcy or similar law by or against the Grantee.

     the Company (if approved unanimously by its Board of Directors) shall have the right, but not the obligation, to purchase and redeem from such Grantee all or any portion of the Securities then owned by such Grantee, and, if such right shall be exercised by the Company as provided herein, such Grantee shall sell such Securities to the Company for a redemption price equal to the Fair Market Value (as defined in Article VI hereof) of such Securities times the number of Securities being redeemed by the Company.

          The redemption price determined as provided in this Section 2.3(a) shall be payable by the Company:

          (1)  in cash; or

          (2) in the event that the Board of Directors of the Company determines in good-faith that the entire redemption price is not available to be paid in cash, then the maximum amount the Company may pay in cash, as determined by the Board of Directors, with the balance of the redemption price to be paid by the delivery of a five-year subordinated promissory note of the Company in substantially the form of Attachment I hereto in the principal amount of such balance; or

          (3) upon such other terms as may be agreed upon by the Grantee and the Company (but only if such other terms are unanimously approved by the Board of Directors of the Company).

          The promissory note described above in this Section 2.3(a) shall bear interest at an annual rate equal to the Applicable Federal Rate. The promissory note will be paid in three equal installments on the third, fourth and fifth anniversaries of the closing of the redemption and sale. Accrued interest will be paid annually. The promissory note will be subordinated in that non-payment of scheduled payments and interest on the promissory note because of legal or contractual restrictions on such payments shall not constitute a default or permit acceleration of the unpaid principal or interest under the promissory note.

The closing of the purchase and redemption shall occur on a date mutually agreeable to the Company and the Grantee not later than ninety (90) days after the Chief Executive Officer or Chief Financial Officer of the Company obtains actual knowledge of the occurrence of any of the events described in clause
Section 2.3(a) above if the Company exercises the foregoing option.

     2.4  Company Re-Purchase Program.  On August 31 of each year (the "Annual
          ---------------------------
Sale Date"), the Company shall provide the Grantee with the opportunity to sell up to 50% of the "Eligible Securities" (as hereinafter defined) held by such Grantee to the Company for Fair Market Value (as defined in Article VI). As used herein, "Eligible Securities" shall mean any Securities which have been owned by the Grantee for at least three (3) year from the date the Grantee exercised his/her option pursuant to the Option Agreement. Notwithstanding the foregoing,
(i) at no time shall the Grantee be permitted to sell more than 50% of all Eligible Securities, in the aggregate; (ii) the Company shall not be obligated to purchase any Eligible Securities in the event that such purchase would constitute a default pursuant to any agreement to which the Company is a party and (iii) the Company shall not be obligated to purchase any Eligible Securities in the event that the Board of Directors determines that such purchase would not be in the best interest of the Company. In the event that a Grantee elects to sell any Eligible Securities, such Grantee shall give written notice of such election to the Company not less than 15 days nor more than 45 days prior to the Annual Sale Date.

                                  ARTICLE III
                               VOTING AGREEMENT
                               ----------------

     3.1  Proxies.  The Grantee hereby agrees to execute and to deliver to
          -------
Welker, simultaneously with the execution and delivery of this Agreement, an irrevocable proxy substantially in the form of Attachment 2 hereto (a "Proxy"). The Grantee intends that each Proxy and all other proxies executed and delivered by such Grantee from time to time under this Agreement shall have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (the "MBCA") and that this Agreement shall be a voting agreement among shareholders under Section 461 of the MBCA. The Grantee further agrees that each Proxy and all other proxies executed and delivered by such Grantee under this Agreement shall be effective as to such Grantee and his heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, and any transferee of Securities held at any time by such Grantee. During the term of this Agreement, the Grantee further agrees to execute and deliver such further proxies, consents and other documents and instruments, and to take such further action, as may be necessary or appropriate to further secure and/or effectuate the voting agreements provided in this Agreement.

     3.2  Recognition of Vote.  The Company shall recognize the vote (or the
          -------------------
written consent) of Welker, as the holder of the Proxies, taken in accordance with these provisions as the action of the holders of the Securities subject to such Proxies.

     3.3  No Liability.  Welker shall have no liability of any kind to the
          ------------
Grantee or to the Company in connection with the taking of any action, or the failure to take any action, permitted under this Agreement, except for his gross negligence or willful misconduct.

                                  ARTICLE IV
                                    LEGEND
                                    ------

     4.1  Legend.  All certificates representing Securities held by the Grantee
          ------
of the Company shall contain a legend on the face of the certificate substantially to the following effect.

                 "THIS CERTIFICATE IS SUBJECT TO TRANSFER AND
               OTHER RESTRICTIONS NOTED ON THE REVERSE HEREOF."

A legend shall also be placed on the reverse of certificates or in the body of instruments representing Securities of the Company substantially to the following effect.

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND ENCUMBRANCE AND AN IRREVOCABLE PROXY AND VOTING AGREEMENT AS PROVIDED IN A CERTAIN STOCK TRANSFER AGREEMENT (THE "AGREEMENT"), BY AND BETWEEN THE ISSUER AND THE HOLDER OF THESE SHARES, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE ISSUER. THE AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT THE SHARES REPRESENTED BY THIS CERTIFICATE WILL BE VOTED IN SUCH MANNER AS MAY BE DIRECTED BY JOHN H. WELKER. THIS LEGEND PROVIDES ONLY SUMMARY INFORMATION REGARDING THE AGREEMENT, WHICH SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE AGREEMENT."

     4.2  Filing of Agreement.  An executed counterpart of this Agreement shall
          -------------------
be put and remain on file during the term hereof at the principal executive office of the Company.

     4.3  Stop Order.  A stop transfer order shall be placed with the Company's
          ----------
transfer agent and/or in the Company's securities transfer records preventing transfer of any of the Securities pending compliance with the terms of this Agreement.

                                   ARTICLE V
                                  TERMINATION
                                  -----------

     This Agreement shall remain fully in effect and enforceable until terminated by written instrument by and between the Company and the Grantee, or their respective personal representatives, guardians, conservators, trustees, other legal representatives, successors, and assigns.

                                  ARTICLE VI
                              CERTAIN DEFINITIONS
                              -------------------

               When used in this Agreement, the following capitalized terms shall have the following meanings respectively:

     "Agreement" means this Stock Transfer Agreement, as the same may be amended
      ---------
or supplemented from time to time as permitted herein.

     "Applicable Federal Rate" means the lowest per annum interest rate allowed
      -----------------------
under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as determined for the month in which the redemption shall occur.

     "Common Stock" shall have the meaning set forth in the Articles of
      ------------
Incorporation of the Company, as amended.

     "Disposition" (including the verb "Dispose") means and includes any
      -----------
assignment, sale, transfer, exchange, granting of any option or other, right to acquire, conveyance, gift, disposition, pledge, hypothecation or encumbrance whatsoever, whether voluntary or involuntary, or by operation of law (including by way of example and with limitations, the laws of descent and distribution and the laws of bankruptcy).

     "Fair Market Value" of a share of Common Stock means an amount determined
      -----------------
by dividing (b) by (a):

          (a) the total number of shares of Common Stock outstanding on a fully diluted basis;

          (b)  the amount that is equal to:

               (i) the product of (A) 7.61, and (B) the company's Net Operating Income for the most recently completed twelve-month period, plus

               (ii) cash and cash equivalents at the most recent month-end, plus

               (iii) the aggregate consideration that would be received by the Company upon the assumed exercise or conversion of all outstanding options, warrants and convertible securities, minus

               (iv) the sum of Long-Term Debt (including the current portion thereof) and short-term debt for borrowed money at the most recently completed month-end.

     For these purposes, the terms "Net Operating Income" and "Long-Term Debt" have the same meaning as in the Securities Purchase Agreement between the Company and Harvard Private Capital Holdings, Inc., dated January 3, 1996, as amended from time to time.

     "Involuntary Discharge" means, with respect to the Grantee, the involuntary
      ---------------------
termination by the Company or a subsidiary of employment of such Grantee with the Company or such subsidiary for any reason whatsoever.

     "Open Market Transaction" means a transaction complying with the manner of
      -----------------------
sale requirements set forth in paragraph (f) of Rule 144 promulgated under the Securities Act of 1933, as amended, whether or not Rule 144 is otherwise applicable to the transaction.

     "Person" means any entity, whether an individual, trustee, unincorporated
      ------
organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof, or otherwise.

     "Registered Public Offering" means, in the case of Securities of the
      --------------------------
Company, a sale of such Securities to the public pursuant to a Registration Statement filed with, and declared effective by, the Securities Exchange Commission under the Securities Act of 1933, as amended, other than pursuant to an employee benefit plan or a dividend or interest reinvestment plan.

     "Resignation" means, with respect to an Grantee, the voluntary termination
      -----------
of employment of such Grantee with the Company or a subsidiary by such Grantee for any reason other than Retirement.

     "Retirement" means, with respect to an Grantee, any termination of
      ----------
employment of such Grantee with the Company or a subsidiary following obtaining the age of sixty-five (65) other than any such termination constituting Involuntary Discharge.

     "Securities" means any and all of the securities of the Company identified
      ----------
in Attachment I hereto.

     "Total and Permanent Disability" means, with respect to an Grantee, any
      ------------------------------
physical or mental impairment (other than an impairment as a result of (i) self-inflicted injuries, (ii) alcoholism or (iii) drug abuse or addiction) that, on the basis of a written medical opinion satisfactory to the Company, has rendered such Grantee substantially unable to perform his duties for a period of six (6) consecutive months.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

     7.1  Notices.  Any notice to be given pursuant to this Agreement shall be
          -------
deemed to have been given and received, and to be effective for all purposes, when delivered personally or when sent by registered mail to the addresses of the parties hereto as set forth on the signature page hereof (or such other addresses as the parties may hereafter designate in writing).

     7.2  Specific Performance.  The Grantee acknowledges and agrees that any
          --------------------
breach of this Agreement by the Grantee will cause incalculable and irremediable damages to the Company, and that in the event that the Grantee shall breach or attempt to breach the terms of this Agreement, the Company shall be entitled as a matter of right to obtain from any court of competent jurisdiction an injunction (i) prohibiting further breaches of this Agreement, (ii) rescinding any action taken, and (iii) specifically enforcing the terms of this Agreement.

     7.3  Further Instruments and Documents.  Each of the parties hereto
          ---------------------------------
covenants and agrees that he/she/it will make, execute and deliver any and all such other and further instruments, papers and documents, and will do and perform any and all such further acts and things, as shall be or become necessary, proper or convenient to carry out, put into effect or make operative their respective covenants, promises and undertakings contained in this Agreement.

     7.4  Modification.  This Agreement constitutes the entire agreement between
          ------------
the parties hereto with respect to the subject matter hereof, and may not be amended, modified or varied except by an instrument in writing.

     7.5  Construction.  This Agreement shall be governed in all respects,
          ------------
whether as to validity, construction, capacity, performance or otherwise, under the laws of the State of Michigan.

     7.6  Severance.  In the event that any provision hereof shall be determined
          ---------
to be invalid or unenforceable for any reason, such invalidity or unenforceable shall not affect the validity and enforceability of the remaining valid and enforceable provisions hereof, which shall be construed as if such invalid or unenforceable provisions had not been inserted in this Agreement.

     7.7  Successors Bound.  This Agreement shall be binding upon the parties
          ----------------
hereto, their personal representatives, successors and assigns and shall inure to the benefit to the parties hereto, their personal representatives, successors and permitted assigns.

     7.8  Suppression.  This Agreement cancels and supersedes any prior verbal
          -----------
or written agreement between the parties hereto pertaining to the subject matter hereof.

     7.9  Interpretation.  Headings contained in this Agreement are for
          --------------
reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever reasonably necessary, pronouns of any gender shall be deemed synonymous, as shall singular and plural pronouns.

     7.10 Counterparts.  This Agreement may be executed in several counterpats,
          ------------
each of which shall be deemed an original, but together they shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COMPANY:

                                        NUMATICS, INCORPORATED, a Michigan
                                        corporation

                                        By ____________________________________
                                             John H. Welker
                                             Its: President
GRANTEE:

                                        _______________________________________

                                 ATTACHMENT I

                         SUBORDINATED REDEMPTION NOTE
                         ----------------------------

$______________                                                ___________, 2000

     FOR VALUE RECEIVED, the undersigned, Numatics, Incorporated, a Michigan corporation (the "Buyer"), hereby promises to pay to the order of __________ ______________________, (the "Seller"), the principal sum of $____________ in three (3) consecutive equal annual installments of $___________ each, commencing on that date which is the third anniversary of the date of this Note and continuing thereafter on each anniversary of the date of this Note through and including the date which is the fifth anniversary of the date of this Note at which time all remaining principal and accrued interest thereon shall be due and payable in full. Interest shall accrue on the unpaid principal balance hereof from the date hereof at the rate per annum equal to the Applicable Federal Rate (hereinafter defined) (computed on the basis of a 360-day year, 30-day month) and shall be payable annually on ________________ of each year, commencing _______________, 2000 and continuing until payment in full of the principal hereof.

     "Applicable Federal Rate" means the lowest per annum interest rate allowed under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as determined for the month in which the redemption shall occur.

     This Note is prepayable in whole or in part, at any time and from time to time, at the option of the Buyer, without premium. Any optional prepayment shall be applied first to accrued and unpaid interest and then to installments of principal in such order as the Buyer may elect.

  This Note and the indebtedness evidenced hereby are subordinate and junior in right of payment, to the extent and in the manner herein set forth, to all Senior Debt (as hereinafter defined) of the Buyer, whether outstanding at the date hereof or incurred hereafter.

     For purposes of this Note, the term "Senior Debt" shall mean and include
(a) all obligations, pursuant to (i) the Amended and Restated Loan Agreement by and among Numatics, Incorporated, the Lenders (as defined in the agreement) and NBD Bank, as administrative agent and BankBoston, N.A., as documentation agent dated as of March 23, 1998 and (ii) The Trust Indenture by and between Numactics, Incorporated and First Trust National Association dated as of March 23, 1998.

     Each of the following shall constitute an Event of Default hereunder:

          (a) the Buyer shall default in the payment of any installment of principal on this Note when due and such non-payment is not because of legal or contractual restrictions on such payment; or

          (b) the Buyer shall default in the payment of any interest on this Note when due and such non-payment is not because of legal or contractual restrictions on such payment; or

          (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Buyer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Buyer or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of ninety consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding which is not stayed; or

          (d) the Buyer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Buyer or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

     The following are the consequences of an Event of Default:

          (i)    Principal Defaults.  If an Event of Default specified in
                 ------------------
     paragraph (a) above shall occur and continue for thirty (30) days, the holder of this Note may, at its option, by notice in writing to the Buyer, declare the unpaid principal of this Note, together with interest accrued and unpaid thereon, to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable.

          (ii)   Interest Defaults.  If an Event of Default specified in
                 -----------------
     paragraph (b) above shall occur and continue for sixty (60) days, the holder of this Note may, at its option, by notice in writing to the Buyer, declare the unpaid principal of this Note together with interest accrued and unpaid thereon, to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable.

          (iii)  Bankruptcy.  If an Event of Default specified in paragraph (c)
                 ----------
     or (d) above shall occur, the unpaid principal of this Note, together with interest accrued and unpaid thereon, shall be immediately due and payable.

     The rights and remedies of the holder of this Note upon the occurrence of an Event of Default set forth above are in addition to and not in derogation of any other rights such holder may have under applicable law and other agreements.

     This Note shall be governed by the laws of the State of Michigan, without giving effect to principles of conflicts of laws thereof.

     The Buyer and each endorser hereby waives presentment, demand, protest, notice of non-payment, dishonor and notice of dishonor.

     All notices hereunder shall be deemed to have been delivered and received, and to be effective for all purposes, when delivered personally to, and actually received by, the party entitled to such notice or upon deposit in an official depository of the United States Mail when sent by registered or certified mail, return receipt requested, sufficient postage affixed, to the following addresses (or such other addresses as the parties may hereafter designate in writing and give notice of as herein provided):

If to Seller:       ______________________________
                    ______________________________
                    ______________________________
                    ______________________________

If to Buyer:        John H. Welker, President
                    Numatics, Incorporated
                    1450 N. Milford Road
                    Highland, Michigan 48357

                            NUMATICS, INCORPORATED

                            By ________________________________

                                 Its __________________________

                                 ATTACHMENT II

                               IRREVOCABLE PROXY
                               -----------------

               KNOW ALL MEN BY THESE PRESENTS, that the Undersigned does hereby constitute and appoint JOHN H. WELKER (the "Attorney"), as the Undersigned's true and lawful attorney, for the Undersigned and in the Undersigned's name, place and stead, at any meeting of Numatics Incorporated (the "Company"), to vote all Securities of the Company, now owned or hereafter acquired by the Undersigned, or which the Undersigned shall have the right or power to vote, upon any proposal which may come before the shareholders of the Company. This proxy is executed and delivered by the Undersigned pursuant to and in accordance with the terms, provisions, requirements and limitations of the Stock Transfer Agreement dated as of the date hereof (the "Agreement") by and between the Company and the Grantee (as defined therein). The Attorney shall have full power and authority to act for the Undersigned and in the Undersigned's name, place and stead at said meetings in voting in accordance with the Agreement as freely as the Undersigned could do if personally present and acting.

               This proxy is irrevocable and is intended to have the effect of an "irrevocable proxy" under Section 422 of the Michigan Business Corporation Act, as amended (the "MBCA"), and is made and given pursuant to
     Article I of the Agreement which is intended as a voting agreement under
     Section 461 of the MBCA. This proxy shall be binding, effective and valid as to the Undersigned, and the Undersigned's heirs, personal representatives, guardians, conservators, other legal representatives, successors and assigns, until such time as the Agreement shall be terminated in accordance with its terms notwithstanding the death, incompetence or mental illness of the Undersigned or the sale or transfer, if any, of any or all of the Voting Securities owned by the Undersigned.

               IN WITNESS WHEREOF, the Undersigned has executed this Proxy as of the ____ day of ____________, 200_.